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Exhibit 23.2

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors
     Metris Companies Inc.:


          We consent to the use of our report incorporated herein by reference in the Registration Statement.



                                        /s/ KPMG Peat Marwick LLP

                                        KPMG Peat Marwick LLP


Minneapolis, Minnesota
May 13, 1998